PALMER SQUARE SSI ALTERNATIVE INCOME FUND

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 18, 2018, to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated August 1, 2018

*** Important Notice Regarding A Proposed Fund Reorganization ***

At a meeting held on December 5 and 6, 2018, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Palmer Square SSI Alternative Income Fund (the “Acquired Fund”), a series of the Trust, into the American Beacon SSI Alternative Income Fund (the “Acquiring Fund”), a newly organized series of American Beacon Funds. The reorganization of the Acquired Fund into the Acquiring Fund is subject to approval by the Acquired Fund’s shareholders.

The Acquiring Fund’s investment objective, principal investment strategies, and fundamental and non-fundamental policies will be similar to those of the Acquired Fund. Following the reorganization, the Acquired Fund’s current investment advisor, Palmer Square Capital Management, LLC (“Palmer Square”), will be replaced by American Beacon Advisors, Inc. (“American Beacon”), which will serve as investment advisor to the Acquiring Fund. SSI Investment Management, Inc., which currently serves as sub-advisor to the Acquired Fund, will continue to serve as sub-adviser to the Acquiring Fund.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders immediately prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal tax purposes. Palmer Square and American Beacon have agreed to bear all of the Acquired Fund’s costs related to the reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan with respect to the Acquired Fund. If the reorganization is approved by shareholders, the reorganization is expected to take effect in the second quarter of 2019.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.